[Image]  Scudder International Growth and Income Fund Profile     [Image]
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     The fund profile, a supplement to the full prospectus, is designed as an easy-to-read summary of fund risks, fees, and objectives. You can click on any question to link to the Fund's prospectus and get more information on that topic. Or, if you wish, you can proceed directly to the Fund's prospectus. Once you have read the prospectus and considered your investment goals, you can proceed to a Scudder Funds application.
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     Fund Profile
     November 1, 1997

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     1. What Is The Fund's Objective?

     Scudder International Growth and Income Fund seeks long-term growth of capital and current income primarily from foreign equity securities.

     2. What Does The Fund Invest In?

     The Fund invests primarily (at least 80% of net assets) in the equity securities of established non-U.S. companies. The Fund invests generally in equity securities of established companies listed on foreign securities exchanges, which offer prospects for growth of earnings while paying relatively high current dividends. The Fund may also invest in securities traded over-the-counter. The Fund's equity investments include common stock, convertible and non-convertible preferred stock, sponsored and unsponsored depository receipts, and warrants. The Fund can invest throughout the world, but will emphasize investments in developed economies other than the U.S.; the Fund may also invest in emerging markets. It is expected that the Fund's investments will include companies of varying size as measured by assets, sales or market capitalization.

     The Fund's investment adviser, Scudder, Stevens & Clark, Inc., applies a disciplined, multi-part investment approach for selecting stocks for the Fund. The first stage of the process involves analyzing the pool of foreign dividend-paying securities, and targeting stocks that have high relative yields compared to the average for their markets. The second stage involves a fundamental analysis of each company's financial strength, profitability, projected earnings, competitive positioning, and ability of management. The third stage involves diversifying the portfolio among different industry sectors. The fourth and final stage is diversifying the portfolio among different countries. The Fund intends normally to have invested in securities of issuers in at least three different countries other than the U.S. The Fund's strategy is to manage risk and create opportunity at each of its four stages in the investment process, starting with the focus on stocks with high relative yields.

     The Fund may also invest in debt securities convertible into common stock, and fixed income securities of governments, supranational agencies and private issuers, and may also hold foreign fixed income securities.

     3. What Are The Risks Of Investing In The Fund?

     The Fund's net asset value (price) can fluctuate with changes in world stock market levels, political developments, movements in currencies, investment flows and other factors. Foreign securities often have less publicly available information and are subject to different regulations than domestic securities. Political events, changes in the perceived creditworthiness of issuers, higher brokerage costs, fluctuating national interest rates and foreign tax provisions will affect the value of the Fund's holdings which determine the Fund's share price. Other considerations include greater market volatility, difficulty of enforcing obligations in other countries, and possible longer settlement periods. The Fund's investments are generally denominated in foreign currencies, therefore, the Fund may incur currency conversion costs and the strength or weakness of the U.S. dollar against these currencies may result in fluctuations of the Fund's share price, which is likely to vary from day to day. You incur principal risk when you invest because your shares, when sold, may be worth more or less than what you paid for them.

     4. For Whom Is This Fund Appropriate?

     You may wish to consider this Fund if you are seeking capital growth and current income and:

        o plan to hold your investment for the long-term (at least 5 years or more),
        o can tolerate fluctuations in share price,
        o have or plan to have other investments for the benefit of diversification, and
        o understand the risks of investing in foreign securities.

     5. What Are The Fund's Expenses And Fees?

     There are two kinds of expenses that a shareholder may incur, directly or indirectly, by investing in a mutual fund. These types of expenses, as they relate to Scudder International Growth and Income Fund are:

       Shareholder transaction expenses --
       Expenses charged directly to your account for various transactions. Please note that there is a $5 service fee if you request redemption proceeds via wire.

       Sales Commission to Purchase Shares (Sales      None
       Load)

       Commissions to Reinvest Dividends               None

       Redemption Fee                                  None

       Exchange Fee                                    None

       Annual Fund operating expenses (after expense maintenance) -- Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets. Figures below have been estimated for the initial fiscal year during which Scudder (and certain of its subsidiaries) have agreed to maintain the total annualized expenses of the Fund at not more than 1.75% of average daily net assets. Had such entities not done so, it is estimated that the total operating expenses would have amounted to 3.14%, including 1.00% for management fees. Scudder will continue this expense maintenance until June 30, 1998.

       Investment management fee (after waiver)        0.00%

       12b-1 fees                                      None

       Other expenses (after waiver)                   1.75%
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       Total Fund operating expenses (after waiver)    1.75%
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       Example:
       Assuming a 5% annual return and redemption at the end of each period, the total expenses relating to a $1,000 investment would be:

             1 Year              3 Years

             $18                 $55

     This example assumes reinvestment of all dividends and distributions and that the total Fund operating expenses listed above remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

     6. How Has The Fund Performed Historically?

     This chart shows how the Fund has performed since it commenced operations on June 5, 1997, assuming reinvestment of all distributions. Performance is historical and is no guarantee of future results. Total return and principal value will fluctuate.

                    The Fund's Total Return for the period
                    ended September 30, 1997

                           Life of Fund   3.42%*

     * Not annualized. If the adviser had not maintained the Fund's expenses, total return would have been lower.

     7. Who Manages The Fund?

     The Fund's investment adviser is Scudder, Stevens & Clark, Inc., a leading provider of U.S. and international investment management for clients throughout the world. The Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's investment process.

     Lead Portfolio Manager Sheridan Reilly joined Scudder in 1995 and is a member of Scudder's Global Equity Group. Mr. Reilly has over 10 years of industry experience focusing on strategies for global portfolios, currency hedging, and foreign equity markets. Portfolio Manager Irene Cheng joined Scudder in 1993. Ms. Cheng, who has over 13 years of industry experience, focuses on portfolio management, research, and equity analysis for Scudder's institutional international equity accounts.

     8. How Can I Invest?

     To make it easy for you to open an account, you may invest by mail, phone, fax, or in person. The minimum initial investment is $2,500, except that shareholders my open an account with at least $1,000 if an automatic investment plan of $100/month is established. Scudder retirement plans and certain other accounts have similar or lower minimum share balance requirements. A shareholder who maintains a nonfiduciary account balance of less than $2,500 without establishing an automatic investment plan, will be assessed an annual fee of $10.00, payable to the Fund. Retirement accounts and certain other accounts will not be assessed the $10.00 charge. You may also exchange Fund shares free of charge within the Scudder Family of Funds.

     9. How Can I Redeem Shares?

     You may redeem shares at the current share price on any business day by telephone, fax, or mail.

     10. When Are Distributions Made?

     The Fund typically makes distributions semiannually in June and December. You may elect to receive distributions in cash or have them reinvested in additional shares of the Fund.

     Generally, dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income.

     11. What Services Does Scudder Provide?

     As a shareholder, you'll enjoy:

        o professional service from representatives who can answer your questions and execute your transactions
        o automated toll-free touchtone access to account information, share prices and yields, and to perform transactions
        o Scudder's quarterly shareholder newsletter, Scudder Perspectives
        o regular, informative reports about the performance of your Fund

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     [Image]Scudder wants you to make informed investment decisions. This
     Fund Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's accompanying prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semiannual report. The reports are free and may be ordered by calling 1-800-225-2470.

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